UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 9, 2011

Lehman Brothers Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on September 15, 2008, Lehman Brothers Holdings Inc. (the “Registrant”) filed a voluntary petition for relief under chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) in a jointly administered case named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555.  As further disclosed previously, certain of the Registrant’s subsidiaries (collectively with the Registrant, the “Debtors”) have also filed a case under chapter 11 of the Bankruptcy Code. The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure and the Debtors continue to operate as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

On November 9, 2011, the Debtors filed with the Court a notice (the “Notice”) and Debtors’ Motion (the “Motion”) Pursuant to Sections 105 and 363 of the Bankruptcy Code for Authorization to Monetize Equity Interests in Neuberger Berman Group LLC.  A copy of the Notice and the Motion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Registrant’s informational filings with the Court are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408.  Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Registrant's Court-approved noticing agent (www.lehman-docket.com).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 99.1
Notice of Debtors’ Motion Pursuant to Sections 105 and 363 of the Bankruptcy Code for Authorization to Monetize Equity Interests in Neuberger Berman Group LLC and Debtor’s Motion Pursuant to Sections 105 and 363 of the Bankruptcy Code for Authorization to Monetize Equity Interests in Neuberger Berman Group LLC dated November 9, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: November 10, 2011	By:	/s/ William J. Fox
		Name:	William J. Fox
		Title:	Executive Vice President

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EXHIBIT INDEX

Exhibit 99.1
Notice of Debtors’ Motion Pursuant to Sections 105 and 363 of the Bankruptcy Code for Authorization to Monetize Equity Interests in Neuberger Berman Group LLC and Debtors’ Motion Pursuant to Sections 105 and 363 of the Bankruptcy Code for Authorization to Monetize Equity Interests in Neuberger Berman Group LLC dated November 9, 2011.

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